                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Verne G. Istock, Thomas H. Jeffs II, Scott P. Marks, Jr., David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-3 relating to securities (including, but not limited to, preferred securities and subordinated notes) to be issued or guaranteed by First Chicago NBD Corporation (the "Corporation") and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

             SIGNATURES                                   TITLE
             ----------                                   -----

       /s/ Terence E. Adderley                    Director
-------------------------------------
         TERENCE E. ADDERLEY

         /s/ James K. Baker                       Director
-------------------------------------
           JAMES K. BAKER

          /s/ John H. Bryan                       Director
-------------------------------------
            JOHN H. BRYAN

       /s/ Siegfried Buschmann                    Director
-------------------------------------
         SIEGFRIED BUSCHMANN

         /s/ James S. Crown                       Director
-------------------------------------
           JAMES S. CROWN

      /s/ Maureen A. Fay, O.P.                    Director
-------------------------------------
        MAUREEN A. FAY, O.P.

      /s/ Charles T. Fisher III                   Director
-------------------------------------
        CHARLES T. FISHER III

         /s/ Donald V. Fites                      Director
-------------------------------------
           DONALD V. FITES
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             SIGNATURES                                   TITLE
             ----------                                   -----

         /s/ Verne G. Istock                      Director and
-------------------------------------              Principal Executive
           VERNE G. ISTOCK                         Officer

       /s/ Thomas H. Jeffs II                     Director
-------------------------------------
         THOMAS H. JEFFS II

      /s/ Richard A. Manoogian                    Director
-------------------------------------
        RICHARD A. MANOOGIAN

       /s/ Scott P. Marks, Jr.                    Director
-------------------------------------
           SCOTT P. MARKS

    /s/ William T. McCormick, Jr.                 Director
-------------------------------------
      WILLIAM T. MCCORMICK, JR.

          /s/ Earl L. Neal                        Director
-------------------------------------
            EARL L. NEAL

        /s/ James J. O'Connor                     Director
-------------------------------------
          JAMES J. O'CONNOR

      /s/ Thomas E. Reilly, Jr.                   Director
-------------------------------------
        THOMAS E. REILLY, JR.

         /s/ Patrick G. Ryan                      Director
-------------------------------------
           PATRICK G. RYAN

          /s/ Adele Simmons                       Director
-------------------------------------
            ADELE SIMMONS

        /s/ Richard L. Thomas                     Director
-------------------------------------
          RICHARD L. THOMAS

             SIGNATURES                                   TITLE
             ----------                                   -----

         /s/ David J. Vitale                      Director
-------------------------------------
           DAVID J. VITALE

       /s/ William J. Roberts                     Principal Accounting
-------------------------------------              Officer
         WILLIAM J. ROBERTS

        /s/ Robert A. Rosholt                     Principal Financial
-------------------------------------              Officer
          ROBERT A. ROSHOLT

Dated: November 5, 1996